CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 RUB	Dec. 31, 2011 RUB	Dec. 31, 2010 RUB
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$ 270.7	8,223.0	5,773.0	3,817.0
Other comprehensive income:
Foreign currency translation adjustment	(28.5)	(867.0)	1,680.0	11.0
Total other comprehensive income	(28.5)	(867.0)	1,680.0	11.0
Comprehensive income	$ 242.2	7,356.0	7,453.0	3,828.0